UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 7, 2007

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

     On March 7, 2007, Federated Department Stores, Inc. ("Federated") and its wholly owned subsidiary, Federated Retail Holdings, Inc. ("Federated Holdings"), entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein, in connection with the offer and sale of $1.1 billion aggregate principal amount of Federated Holdings' 5.35% Senior Notes due 2012 and $500 million aggregate principal amount of Federated Holdings' 6.375% Senior Notes due 2037, which will be fully and unconditionally guaranteed by Federated. The underwriting agreement includes the terms and conditions of the offer and sale of the senior notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the underwriting agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

     The senior notes will be issued under an indenture, dated as of November 2, 2006, as supplemented by the Second Supplemental Indenture and the Third Supplemental Indenture contemplated to be entered into, among Federated Holdings, as issuer, Federated, as guarantor, and U.S. Bank National Association, as trustee.

     Certain of the underwriters and their respective affiliates (i) have provided, and may in the future provide, investment banking and/or commercial banking services to Federated, Federated Holdings and their subsidiaries from time to time and have received, and will in the future receive, customary fees in connection with providing these services and (ii) hold positions in Federated Holdings' debt securities.

     Federated Holdings intends to use the net proceeds of the offering to repay borrowings incurred under its commercial paper facility to finance the purchase by Federated of outstanding shares of its common stock pursuant to an accelerated share repurchase program and for general corporate purposes.

In connection with the offering of the senior notes, Federated is filing certain other exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		1.1	Underwriting Agreement, dated March 7, 2007, among Federated Retail Holdings, Inc., Federated Department Stores, Inc. and the underwriters named therein

		5.1	Opinion of Jones Day

		23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: March 8, 2007	By: /s/ Joel A. Belsky
Name: Joel A. Belsky
Title: Vice President and Controller

Index to Exhibits

Index Number

1.1	Underwriting Agreement, dated March 7, 2007, among Federated Retail Holdings, Inc., Federated Department Stores, Inc. and the underwriters named therein

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)